Exhibit 23.4




                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Webster Financial Corporation


We consent to the use of our reports incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   proxy
statement/prospectus.



                                              /s/ KPMG LLP

Hartford, Connecticut
September 28, 1999



                                      -5-